UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2012

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our annual meeting of stockholders (the “Annual Meeting”) on May 11, 2012, at which three proposals were submitted to, and approved by, our stockholders. The proposals are described in detail in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2012. The results for the votes for each proposal are set forth below.

1.	Our Class A common stockholders elected two Class II directors to our Board of Directors, to serve for a three-year term until the 2015 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

	Total Votes
Name	Total Votes For	Total Votes Withheld	Broker Non-Votes
Hans Geyer	47,536,993	511,870	1,516,360
Clifton Thomas Weatherford	47,524,841	524,022	1,516,360

2.	The stockholders approved the advisory vote on executive compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,417,675	8,868,310	762,879	1,516,360

3.	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012:

Votes For	Votes Against	Abstain	Broker Non-Votes
48,648,460	366,641	550,123	0

[Signature Page Follows]

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2012	SPANSION INC.

	By:	/s/ Scot A. Griffin
	Name:	Scot A. Griffin
	Title:	Senior Vice President, General Counsel and Secretary

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